UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 25, 2010
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Commitment Increase and Joinder Agreement
     On February 25, 2010, Martin Midstream Partners L.P. (the “Partnership”) and certain of its subsidiaries entered into a Commitment Increase and Joinder Agreement (the “Increase Joinder”) with The Royal Bank of Scotland plc, as a new lender, and Royal Bank of Canada, as administrative agent and letter of credit issuer under the Partnership’s secured credit facility. The Increase Joinder increased the maximum amount of borrowings and letters of credit under the Partnership’s secured credit facility from approximately $335.7 million to $350.0 million.
     As of February 25, 2010, after giving effect to the Increase Joinder, the Partnership had approximately $278.0 million in borrowings and approximately $2.1 million in letters of credit outstanding under its secured credit facility, leaving approximately $69.9 million available for future borrowings and letters of credit under its secured credit facility.
     All other material terms of the Partnership’s secured credit facility remain the same as disclosed in the Partnership’s filings with the Securities and Exchange Commission. The foregoing description of the Increase Joinder does not purport to be complete and is qualified in its entirety by reference to the full text of such Increase Joinder, a copy of which is filed as Exhibit 10.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Commitment Increase and Joinder Agreement dated as of February 25, 2010, by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, Prism Gas Systems I, L.P., Prism Gas Systems GP, L.L.C., Prism Gulf Coast Systems, L.L.C., McLeod Gas Gathering and Processing Company, L.L.C., Prism Liquids Pipeline LLC, Woodlawn Pipeline Co., Inc., The Royal Bank of Scotland plc, as new lender, and Royal Bank of Canada, as administrative agent and L/C Issuer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC,
Its General Partner

Date: March 1, 2010	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Commitment Increase and Joinder Agreement dated as of February 25, 2010, by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, Prism Gas Systems I, L.P., Prism Gas Systems GP, L.L.C., Prism Gulf Coast Systems, L.L.C., McLeod Gas Gathering and Processing Company, L.L.C., Prism Liquids Pipeline LLC, Woodlawn Pipeline Co., Inc., The Royal Bank of Scotland plc, as new lender, and Royal Bank of Canada, as administrative agent and L/C Issuer.

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